SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

MERCURY GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-3681 (Commission File Number)	95-221-1612 (I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010
(Address of Principal Executive Offices)

(323) 937-1060
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

(a)  On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mercury General Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE JOSEPH
George Joseph Chief Executive Officer

Dated: August 14, 2002

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mercury General Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THEODORE STALICK
Theodore Stalick Chief Financial Officer

Dated: August 14, 2002

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(b)  On August 13, 2002, each of the Principal Executive Officer, George Joseph, and Principal Financial Officer, Theodore Stalick, of the Registrant submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION (registrant)

By:	/s/ THEODORE STALICK
Theodore Stalick Chief Financial Officer

Date: August 14, 2002

Exhibit Index

Exhibit 99.1.	Statement Under Oath of Principal Executive Officer dated August 13, 2002.

Exhibit 99.2.	Statement Under Oath of Principal Financial Officer dated August 13, 2002.

5